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                           The Fairchild Corporation
                       Subsidiaries as of June 30, 2000

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Entity Name                                                           Incorporated in:        Description
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
A10 Inc.                                                              DE                      Subsidiary
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Aero International, Inc.                                              OH                      Subsidiary
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Aircraft Tire Corporation                                             DE                      Subsidiary
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Aviation Full Services (Hong Kong) Limited                            Hong Kong               Subsidiary
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Aviation One Company Ltd.                                             Cayman Islands          Equity Affiliate {50%}
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Avilas, Inc.                                                          DE                      Subsidiary
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Babar, Inc.                                                           DE                      Subsidiary
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Banner Aero (Australia) Pty, Ltd.                                     Australia               Subsidiary
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Banner Aerospace--Aircraft Services, Inc.                             DE                      Subsidiary
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Banner Aerospace Holding Company I, Inc.                              DE                      Subsidiary
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Banner Aerospace Holding Company II, Inc.                             DE                      Subsidiary
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Banner Aerospace, Inc.                                                DE                      Subsidiary
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Banner Aerospace Services, Inc.                                       OH                      Subsidiary
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Banner Aerospace-Singapore, Inc.                                      DE                      Subsidiary
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Banner Capital Ventures, Inc.                                         DE                      Subsidiary
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Banner Energy Corporation of Kentucky, Inc.                           DE                      Subsidiary
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Banner Industrial Distribution, Inc.                                  DE                      Subsidiary
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Banner Industrial Products, Inc.                                      DE                      Subsidiary
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Banner Investments (U.K.) Limited                                     UK                      Subsidiary
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BAR DE, Inc.                                                          DE                      Subsidiary
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Camloc Holdings Inc.                                                  DE                      Subsidiary
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Convac France S.A.                                                    France                  Subsidiary
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DAC International, Inc.                                               TX                      Subsidiary
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Dallas Aerospace, Inc.                                                TX                      Subsidiary
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Discontinued Aircraft, Inc.                                           TX                      Subsidiary
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Discontinued Services, Inc.                                           DE                      Subsidiary
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D-M-E Iberica S.A.                                                    Spain                   Equity Affiliate {46%}
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Eagle Environmental II, L.P.                                          DE                      Partnership {49.9%}
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Eagle Environmental, L.P.                                             DE                      Partnership {49.9%}
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Eurosim Componentes Mecanicos de Seguranca, Lda.                      Portugal                Subsidiary
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F. F. Handels GmbH                                                    Germany                 Subsidiary
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Fairchild Arms International Limited                                  Canada (Ontario)        Subsidiary
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Fairchild Corporation (The)                                           DE
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Fairchild Data Corporation                                            DE                      Subsidiary
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Fairchild Environmental Liability Management, Inc.                    DE                      Subsidiary
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Fairchild Export Sales Corporation                                    Barbados                Subsidiary
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Fairchild Fastener Group Ltd.                                         UK                      Subsidiary
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Fairchild Fasteners (UK) Ltd.                                         UK                      Subsidiary
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Fairchild Fasteners Co., Ltd.                                         Thailand                Subsidiary
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Fairchild Fasteners Corp.                                             DE                      Subsidiary
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Fairchild Fasteners Direct, Inc.                                      DE                      Subsidiary
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Fairchild Fasteners Direct oHG (GmbH & Co.)                           Germany                 Partnership, General
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Fairchild Fasteners Europe--Camloc GmbH                               Germany                 Subsidiary
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Fairchild Fasteners Europe--Simmonds S.A.R.L.                         France                  Subsidiary
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Fairchild Fasteners Europe--VSD GmbH                                  Germany                 Subsidiary
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Fairchild Fasteners Femipari Kft.                                     Hungary                 Subsidiary
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Fairchild Fasteners Germany GmbH                                      Germany                 Subsidiary
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Fairchild Fasteners Melbourne Pty.                                    Australia               Subsidiary
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Fairchild Fasteners Pte. Ltd.                                         Singapore               Subsidiary
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Fairchild Finance Company                                             Ireland                 Subsidiary
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Fairchild France, Inc.                                                DE                      Subsidiary
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Fairchild Germany, Inc.                                               DE                      Subsidiary
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Fairchild Holding Corp.                                               DE                      Subsidiary
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Entity Name                                                           Incorporated in:        Description
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
Fairchild Retiree Medical Services, Inc.                              DE                      Subsidiary
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Fairchild Technologies Europe Limited                                 UK                      Subsidiary
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Fairchild Technologies IP, Inc.                                       DE                      Subsidiary
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Fairchild Technologies Semiconductor Equipment Group GmbH             Germany                 Subsidiary
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Fairchild Technologies USA, Inc.                                      DE                      Subsidiary
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Fairchild Titanium Technologies, Inc.                                 DE                      Subsidiary
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Faircraft Sales Ltd.                                                  DE                      Subsidiary
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GCCUS, Inc. Georgetown Jet Center, Inc.                               DE                      Subsidiary
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Gobble Gobble, Inc.                                                   DE                      Subsidiary
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Hartz-Rex Associates                                                  NJ                      Partnership {49%}
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Jenkins Coal Dock Company, Inc.                                       DE                      Subsidiary
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JJS Limited                                                           UK                      Subsidiary
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Kaynar Technologies Ltd.                                              UK                      Subsidiary
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KenCoal Associates                                                    OH                      Partnership {80%}
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KT International Sales Corporation                                    Barbados                Subsidiary
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M&M Machine & Tool Co.                                                DE                      Subsidiary
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Mairoll, Inc.                                                         DE                      Subsidiary
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Marcliff Corporation                                                  DE                      Subsidiary
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Marson Creative Fastener, Inc.                                        DE                      Subsidiary
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Matrix Aviation, Inc.                                                 KS                      Subsidiary
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Mecaero SNC                                                           France                  Partnership, General
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MediaDisc SA                                                          France                  Equity Affiliate {41%}
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Meow, Inc.                                                            DE                      Subsidiary
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Nasam Incorporated                                                    CA                      Subsidiary
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Normvest                                                              Russia                  Equity Affiliate {50%}
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PB Herndon Aerospace, Inc.                                            MO                      Subsidiary
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Plymouth Leasing Company                                              DE                      Subsidiary
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Professional Aircraft Accessories, Inc.                               FL                      Subsidiary
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Professional Aviation Associates, Inc.                                GA                      Subsidiary
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Quack Quack, Inc.                                                     DE                      Subsidiary
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Recoil (Europe) Ltd.                                                  UK                      Subsidiary
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Recoil Australia Holdings, Inc.                                       DE                      Subsidiary
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Recoil Holdings, Inc.                                                 DE                      Subsidiary
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Recoil Inc.                                                           DE                      Subsidiary
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Recoil Marketing BVBA                                                 Belgium                 Subsidiary
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Recycling Investments II, Inc.                                        DE                      Subsidiary
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Recycling Investments, Inc.                                           DE                      Subsidiary
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RHI Holdings, Inc.                                                    DE                      Subsidiary
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Rooster, Inc. (The)                                                   DE                      Subsidiary
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SCI de La Praz                                                        France                  Subsidiary
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Sheepdog, Inc.                                                        DE                      Subsidiary
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Simmonds S.A.                                                         France                  Subsidiary
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Snails, Inc.                                                          DE                      Subsidiary
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SNEP SA                                                               France                  Subsidiary
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Sovereign Air Limited                                                 DE                      Subsidiary
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Suchomimous Terensis, Inc.                                            DE                      Subsidiary
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Technico SA                                                           France                  Subsidiary
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Teuza Management and Development (1991) Ltd.                          Israel                  Equity Affiliate {40%}
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Transfix S.A.                                                         France                  Subsidiary
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V&V Redondo Beach Limited Partnership                                 CA                      Partnership {49%}
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VSI Holdings, Inc.                                                    DE                      Subsidiary
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Warthog, Inc.                                                         DE                      Subsidiary
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WIS LP, Ltd.                                                          Bermuda                 Subsidiary
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WIS Partners, LP                                                      Bermuda                 Partnership
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